Prospectus Supplement	August 23, 2019

Putnam International Value Fund

Prospectus dated October 30, 2018

Effective August 31, 2019, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Darren Jaroch, Portfolio Manager, portfolio manager of the fund from 2005 to 2008 and since 2009

Assistant portfolio manager

Lauren DeMore, Portfolio Manager, Analyst, assistant portfolio manager of the fund since 2019

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Effective August 31, 2019, the following replaces similar disclosure under the sub-section

The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund? :

Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years
Darren Jaroch	from 2005 to 2008	Putnam Management	Portfolio Manager
	and since 2009	1999–Present
Assistant portfolio
manager	Joined fund	Employer	Positions over past five years
Lauren DeMore	2019	Putnam Management	Portfolio Manager, Analyst
		2006–Present	Previously, Analyst

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